SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement (revised)

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

American Enterprise Development Corporation

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

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American Enterprise Development Corporation

1240 Blalock Road, Suite 150

Houston, Texas 77055

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on December 16, 2005, at 10:30 a.m., local time, at the offices of our investment advisor, Goldbridge Capital, LLC, 1240 Blalock Rd., Ste. 150, Houston, Texas 77055. You will be asked to consider and vote upon the following proposals:

•	to elect five directors;

•	to give the Company’s board of directors the authority, for a period of 12 months to amend the Company’s Articles of Incorporation and/or to Restate the Articles of Incorporation and bylaws;

•	to approve the Company’s transition to a self-managed fund;

•	to ratify the selection of Malone & Bailey, LLP our registered independent public accounting firm for 2005; and
•	to authorize the acquisition of El Pegasu International, Inc. as a portfolio Company.

Our board of directors has set a record date of November 22, 2005 for this meeting of the shareholders of the Corporation.

All stockholders are encouraged to vote their shares, either by voting in person at the rescheduled Annual Meeting of Stockholders or by completing, signing, dating and returning the yellow proxy card enclosed. If you submitted a proxy card in response to the prior proxy statement, please resubmit your proxy votes by using the yellow proxy card enclosed.

We look forward to seeing you, and would like to take this opportunity to remind you that your vote is very important.

Sincerely,

/s/ Jonathan C. Gilchrist

JONATHAN C GILCHRIST
Chairman and President

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AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

1240 Blalock Road, Ste. 150

Houston, Texas 77055

(713) 266-3700

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

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To the Stockholders of American Enterprise Development Corporation:

The 2005 Annual Meeting of Stockholders of American Enterprise Development Corporation (the “Company”) will be held at Goldbridge Capital, LLC, 1240 Blalock Rd., Ste. 150, Houston, Texas 77055 on December 16, 2005 at 10:30 a.m. , for the following purposes:

•	to elect five directors;

•	to give the Company’s board of directors the authority, for a period of 12 months to amend the Company’s Articles of Incorporation and/or to Restate the Articles of Incorporation and bylaws;

•	to approve the Company’s transition to a self-managed fund;

•	to approve the selection of Malone & Bailey, LLP our registered independent public accounting firm for 2005; and
•	to authorize the acquisition of El Pegasu International, Inc. as a portfolio Company.

 You have the right to receive notice and to vote at the annual meeting if you were a stockholder of record at the close of business on November 22, 2005. Whether or not you expect to be present in person at the annual meeting, please sign the enclosed proxy and return it promptly in the envelope provided.  Instructions are shown on the proxy card.  In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

/s/ Jonathan Gilchrist

JONATHAN GILCHRIST
President

This is an important annual meeting. To ensure proper representation at the annual meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the annual meeting, you still may attend the meeting and vote your shares in person.

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TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders

Proxy Statement	5

Proposal 1: Election of Directors	8

Proposal 2: Approval of the acquisition of El Pegasu	13

Proposal 3: Approval to give the Company’s Board of Directors authority to amend the Articles of Incorporation for a period of 12 months	13

Proposal 4: Ratification of Selection of Registered Independent Accountant	14

Proposal 5: Approval of transition to self-managed fund	15

Other Business	15

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Exhibit A: 2004 Annual Report on Form 10-KSB	A-1

Exhibit B: Quarterly Report for the period ending September 30, 2005	B-1

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AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

1240 Blalock Road, Ste. 150

Houston, Texas 77055

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PROXY STATEMENT

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This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of American Enterprise Development Corporation (the “Company” or “AEND”) for use at the Company’s 2005 Annual Meeting of Stockholders (the “Meeting”) to be held on December 16, 2005, at 10:30 a.m., local time, at 1240 Blalock Rd., Ste. 150, Houston, Texas 77055 and at any adjournments thereof.  This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about November 23, 2005.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares).  If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the executed proxy card, the shares covered by the proxy card will be voted for the election of the nominees as directors and for the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Corporate Secretary in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares.  If a broker, bank, or other institution or nominee holds your shares for your account (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

•	to elect five directors;

•	to give the Company’s board of directors the authority, for a period of 12 months to amend the Company’s Articles of Incorporation and/or to Restate the Articles of Incorporation and bylaws;

•	to approve the Company’s transition to a self-managed fund;

•	to ratify the selection of Malone & Bailey, LLP our registered independent public accounting firm for 2005; and
•	to authorize the acquisition of El Pegasu International, Inc. as a portfolio Company. To transact such other business as may properly come before the Meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on November 22, 2005 (the “Record Date”).   On November 22, 2005, there were 2,363,331 shares of the Company’s common stock outstanding.  Each share of common stock is entitled to one vote.

If a majority of the shares entitled to vote are present at the Meeting, then a quorum has been reached and the Meeting can commence. If a quorum is not present at the Meeting, or if a quorum is present but there are not enough votes to approve any of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.  A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s). An abstention from the vote on an adjournment will have the same effect as a vote against the adjournment motion. Broker non-votes will be treated as not present and not entitled to vote with respect to an adjournment motion and will have no effect on the outcome of an adjournment motion.

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the five nominees as directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote.  Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

The proposals to amend the Company’s Certificate of Incorporation require the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve all other matters brought before the shareholders at the annual meeting.

An abstention from voting on these proposals will have the effect of a negative vote with respect to these proposals. Broker non-votes will be treated as not present and not entitled to vote with respect to these proposals and will have no effect on the outcome of the vote on these proposals.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners.  The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company (without special compensation therefore).

Voting and Revocation of Proxies

If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer’s full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company’s Corporate Secretary, by a later dated proxy signed and returned by mail or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth certain information as of November 1, 2005, with respect to the beneficial ownership of the common stock by (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (ii) each of the Company’s executive officers and directors and (iii) all of the Company’s executive officers and directors as a group.

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Name and Address of Beneficial Owner(1) alt="[defr14ack018.jpg]" align=middle height=33.333 width=66.667>	Number of Shares of Common Stock Beneficially Owned alt="[defr14ack020.jpg]" align=middle height=33.333 width=66.667>	Percentage Beneficially Owned alt="[defr14ack022.jpg]" align=middle height=33.333 width=66.667>
Interested Directors:
Jonathan Gilchrist	674,167(2)	28.5%
James W. Carroll	541,501(3)	23%

Independent Directors:
William Carmichael	88,333	3.7%
Paul Schaefer	131,667	5.6%
Robert Wilson	10,000	*

All directors and executive officers as a group	2,507,807	34.1%
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*	Less than 1%.

(1)

Unless otherwise indicated, the address of each person listed in this table is 1240 Blalock Rd., Ste. 150, Houston, Texas 77055.

(2)

(3)

Mr. Gilchrist owns 638,333 shares of common stock directly.  He is also a 37.5% owner of Goldbridge Capital, LLC and has joint voting control over an additional 35,834 shares.

Mr. Carroll owns 505,000 shares of common stock directly.  He is also a 37.5% owner of Goldbridge Capital, LLC and has joint voting control over an additional 35,834 shares.

Dollar Range of Securities Beneficially Owned By Directors

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of November 21, 2005.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

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Name of Director alt="[defr14ack026.jpg]" align=middle height=33.333 width=66.667>	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3) alt="[defr14ack028.jpg]" align=middle height=33.333 width=66.667>
Interested Directors:
Jonathan Gilchrist	Over $100,000
James Carroll	Over $100,000

Independent Directors:
Paul Schaefer	$50,001- $100,000
William Carmichael	$50,001 - $100,000
Robert Wilson	$1- $10,000
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(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)

The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)

The dollar range of equity securities owned by each director in the Company is based on the closing price of the Company’s common stock $0.75 per share on November 22, 2005 on the NASD Over the Counter Bulletin Board.

PROPOSAL 1

ELECTION OF DIRECTORS

 As permitted by the Company’s bylaws, the board of directors has adopted a resolution setting the number of directors at five (5) unless otherwise designated by the board of directors.  Directors are elected for a terms of one to three years expiring at the annual meeting of stockholders following the end of their term. Directors serve until their successors are elected and qualified.

The current directors, Jonathan Gilchrist, James Carroll, Paul Schaefer, Robert Wilson and William Carmichael have been nominated for terms beginning as of the date of the Shareholders’ meeting as follows:

Jonathan Gilchrist – 3 years

James Carroll – 3 years

Paul Schaefer – 1 year

Robert Wilson – 1 year

William Carmichael – 1 year

No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for or withhold his or her vote from any or all of the nominees.  In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named above. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements.  Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected.  The board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the five (5) nominees as directors. This means that the five (5) nominees will be elected if they receive more affirmative votes than any other person.  Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS NAMED IN THIS PROXY STATEMENT.

Information about the Nominees

Certain information with respect to each of the five nominees for election at the Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company.

In addition, the nominees for election as directors of the Company have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Moreover, the board of directors has determined that Paul Schaefer, Robert Wilson and William Carmichael are “independent directors” within the meaning of Section 121(A) of the American Stock Exchange Company Guide.

Nominees

Interested Directors

Jonathan C. Gilchrist, 54  – Mr. Gilchrist is our founder and has served as our Chief Executive Officer, President and a Director since June 28, 2000.   Mr. Gilchrist was a co-founder of Goldbridge Capital in 2000.  Prior thereto, he held various offices with iExalt, Inc., (OTCBB: IXLT) from January 1999 until December 2000.  After founding iExalt, with four other business leaders, Mr. Gilchrist served at different times as a Director, Chief Operating Officer, Secretary, Executive Vice President and General Counsel for iExalt.  His employment with iExalt ended on December 31, 2000.  Mr. Gilchrist also serves as a Director on the Board of Directors of Intrepid Holdings, Inc., one of our portfolio companies.  He is a graduate of the University of Alabama School of Law.

James Carroll, 49 – Mr. Carroll is the chief executive officer and a co-founder of Goldbridge Capital LLC.  He has served in this capacity from 2000 to the present.  He holds a Master of Accounting degree from Rice University and is a licensed Texas CPA.  He brings a high level of hands-on business experience to the Goldbridge team acting as investment advisers and manager for the fund.  Mr. Carroll was the Chief Financial Officer at iExalt (OTCBB: IXLT) for most of 2000.  He founded the Bright Hawk Energy Group in 1995 and prior thereto he was the chief financial officer for Quintana Petroleum Corporation, a large privately-held firm.  He has been an Adjunct Assistant Professor in the Jones Graduate Business School at Rice University and is a Certified Management Accountant (CMA).

Independent Directors

Paul Schaefer, 68 – Mr. Schaefer’s thirty-five year career has involved investment banking, real estate investments, and investment advisory services. He has had considerable experience in real estate and serving as a mentor for emerging companies. Paul was Founder/President of an Investment Banking firm, from 1961 through 1974.  In 1972 he was Founder/Director of a 400-agent California real estate brokerage firm.  As a broker, since 1992 he has been self-employed, purchasing Texas multiple residential properties valued at $150 million.  From 1972 to the present he has worked as a real estate developer of single-family homes and lots in excess of 3,000 units. Concurrently with that venture he is actively managing an investment portfolio and is a venture capital investor/consultant. Mr. Schaefer also has many years of experience as a teacher/instructor at the secondary and university level. He is the founder of several schools and residential treatment centers. He currently serves as Founder/Director of a foundation serving the underprivileged.

Robert Wilson, 49 – Mr. Wilson has been in the securities industry for more than 18 years working with both small and large securities brokerage firms and investment advisors.  He has been a principal of the Forte Group, Inc. since 2000.  Robert is a CPA and was an auditor with Price Waterhouse prior to working in the operations department at Texas First Securities.  He subsequently worked at Kemper Securities (formerly Underwood Neuhaus) a regional investment-banking firm, in the Compliance and Internal Audit Department.  Mr. Wilson founded his own accounting and consulting firm providing financial and compliance services to small and regional investment brokerage firms.  He served as President of Mitchell Rotan, a local investment-banking firm, from 1995-1999, where he helped structure various private placements and syndicate underwritings.  He has been a member of the NASD Board of Arbitrators since 1990.  He also served on the Securities and Capital Markets Committee of the Texas Society of CPAs and was a member of the American Association of Certified Public Accountants.  He has passed qualifications to be registered by the NASD with Series 7, 24, 27, 53 and 63 Securities Licenses.

William Carmichael, 50 – Mr. Carmichael has served as a Director since June 30, 2000.  Mr. Carmichael brings with him a small business management and Internet development background.  In 1999 he founded The American Song and Book Company, Inc., d/b/a/ MannaBeach.com, which is an Internet e-commerce business where he served as Chairman and CEO.  In 1999 Mr. Carmichael served for a short time as the Director of Marketing for iExalt, Inc. before founding MannaBeach.  From 1996 through 1999 Mr. Carmichael worked in the sales and marketing division for TechQuip, a Houston based technical equipment retailer and, from 1990 to 1995, managed his own construction business.  For the last three years he has been the marketing representative in Tennessee for Lapp USA, a major electronic component manufacturer.

Within the last five years, no director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.  No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activity.

Meetings of the Board of Directors and Committees

During 2005, the board of directors held five board meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and applicable committee meetings on which each director served. The Company requires each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The board of directors’ goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent directors of the board of directors may also consider such other factors as they may deem to be in the best interests of the Company and its stockholders.  The board of directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the board of directors.

The independent directors of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the independent directors or the board of directors decides not to re-nominate a member for re-election, the independent directors will identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The independent directors of the board of directors recommended the re-nomination of all of the Company’s current directors for re-election at this Meeting.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Corporate President. However, if stockholders feel their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to an individual director(s) or to the Company’s board of directors, c/o Corporate Secretary, 1240 Blalock Road, Ste. 150, Houston, Texas 77055. All stockholder communications received by our Corporate Secretary in this manner will be delivered to the individual director(s) or to the Company’s board of directors.

Code of Ethics

Each executive officer, director and employee of the Company is subject to the Company’s Code of Ethics, a copy of which is available upon request.

Officers

Mr. Gilchrist, whose personal information is set forth above is the Company’s only officer serving as both the President and Secretary of the Corporation.

Compensation of Executive Officers and Directors

Compensation Table. The following table sets forth compensation that the Company paid during the year ended December 31, 2004 to all the directors and the three highest paid executive officers of the Company (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

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Name and Position alt="[defr14ack032.jpg]" align=middle height=33.333 width=66.667>	Aggregate Compensation from the Company alt="[defr14ack034.jpg]" align=middle height=33.333 width=66.667>	Securities Underlying Options alt="[defr14ack036.jpg]" align=middle height=33.333 width=66.667>	Pension or Retirement Benefits Accrued as Part of Company Expenses alt="[defr14ack038.jpg]" align=middle height=33.333 width=66.667>	Directors Fees Paid by the Company in Stock align=middle height=33.333 width=66.667>

Interested Directors:
Jonathan Gilchrist
Chairman and President	$ 24,133	—	—	$ —
James Carroll
Director	—	—	—	—
Independent Directors:
Paul Schaefer
Director	—	—	—	550
Robert Wilson
Director, Audit Chairman	—	—	—	1,100
William Carmichael
Director	—	—	—	550

Stock Option Awards

The Company does not have a stock option plan.

Employment Agreements

On October 1, 2003, the Company entered into a ten-year employment agreement with Jonathan Gilchrist to serve as the Company’s President.  Under the terms of the Agreement, Mr. Gilchrist is to receive $8,000 per month in salary.

Certain Relationships and Related Party Transactions

On August 29, 2003, the Company’s shareholders approved an Investment Advisory Agreement appointing Goldbridge Capital, LLC as the Company’s Investment Advisor for an initial term of two years.  Under the terms of the Agreement, Goldbridge will receive a fee of 1.5% of assets under management and bonus participations in years when the Company realizes returns in excess of 25%.  Any fees otherwise due under this agreement through December 31, 2003, were waived by Goldbridge.  We have accrued fees payable to Goldbridge of $6,898 during 2004.

On August 29, 2003, the Company’s shareholders approved the acquisition of all of the issued and outstanding shares of the American Development Fund, Inc. for 1,000,000 shares of the common stock of the Company.  The American Development Fund, Inc. provides intellectual assets on investment strategies and the evaluation and structuring of early stage investments.  The American Development Fund, Inc. became a wholly-owned subsidiary of the Company at the close of the transaction.  Prior to the acquisition, the two principal shareholders in the American Development Fund, Inc. were Jonathan Gilchrist and James Carroll with a combined ownership of 95%.  Mr. Gilchrist has served as the Company’s chairman and president since inception, and Mr. Carroll is a shareholder.  They also each own 37.5% of Goldbridge Capital, LLC.  This acquisition was completed on December 1, 2003.

The Company’s Chairman, Jonathan Gilchrist, had loaned a total of $42,605 to the Company since inception through August 29, 2003.  The loan, which was secured by all of the Company’s eLearning assets, was exchanged for those assets on December 31, 2003.  The Company recognized a $10,673 impairment loss in reducing the carrying value of the assets to equal the loan balance.

In 2004 no cash compensation was paid to the Company’s independent directors, but in December 2004 the Board agreed to issue 5,000 shares to each of the three independent directors.  The Board issued an additional 5,000 shares to Mr. Wilson for his having agreed to serve as the next chairman of the audit committee.  These shares were valued at $0.11 per share based on the best bid price quoted on the Nasdaq OTC Bulletin Board.  This resulted in stock compensation valued at $550 to each of Mr. Carmichael and Mr. Schaefer, and $1,100 to Mr. Wilson.  No directors received any compensation in 2003.

PROPOSAL 2

APPROVAL OF THE ACQUISITION OF EL PEGASU INTERNATIONAL, INC.

On November 22, 2005 the Board of Directors approved the acquisition of all of the issued and outstanding shares of El Pegasu International, Inc. in exchange for 26,000,000 shares of the common stock of the Company.   At the close of this transaction the current shareholders of the Corporation would hold approximately 8.33% of the then issued and outstanding shares of the Corporation and the current owners of El Pegasu International will hold the majority of the shares of the Company.

El Pegasu has several parts.  First, it operates a construction company currently focused on the construction of affordable residential housing in Texas.  They began building homes in the spring of 2005 and have 59 housing starts to date with projected housing starts of up to 100 homes for 2005.  Their contribution margin from each home built is estimated at $18,000 per home.  They project home starts of between 400-600 in 2006 with growth to 1,000 homes per year by 2008.  Second, they have a land development company that secures the rights to real property and prepares that property for home construction.  They currently have 2,969 lots in their inventory awaiting development and construction over the next several years.  They project profits per lot of approximately $19,000.  In addition, they own a financing company (El Pegasu Developmental, Inc.) which provides interim construction loans for the construction subsidiary.  The financing company earns approximately $8,000 in finance charges on each home it finances for the construction company.

Future plans for the Company include aggressive expansion into the construction, leasing and management of climatized storage facilities in the United States.  Land development, home construction and interim financing are more cyclical than the climatized storage business, and the Company anticipates that climatized storage will grow to become the leading income generator for the company over time.  El Pegasu, although profitable today, is seeking financing to expand its land development, construction and climatized storage businesses.

Management and the Board of Directors feel that it is in the best interests of the shareholders of the Corporation to approve of this acquisition because it has the potential of delivering significant revenue and earnings growth for the Company over the next few years.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL TWO.

PROPOSAL 3:

APPROVAL TO GIVE THE COMPANY’S BOARD OF DIRECTORS

THE AUTHORITY, FOR A PERIOD OF 12 MONTHS, TO AMEND THE ARTICLES OF INCORPORATION AND/OR TO RESTATE THE SAME TO CHANGE THE NAME OF THE CORPORATION, RECAPITALIZE THE CORPORATION, OR ADD ADDITIONAL CLASSES OF AUTHORIZED STOCK.

Because of the change of control that would occur upon the closing of the anticipated acquisition of El Pegasu International, the Board of Directors is requesting authorization from the Shareholders to make certain changes, revisions, amendments and restatements of the Articles of Incorporation and Bylaws of the Company to reflect the restructured and redirected business plan of the company going forward.  If this proposal is approved by stockholders, the proposed amendment will only become effective if and when the Company’s board of directors takes specific action to make such changes.

This proposal will be approved if a majority of the Company’s issued and outstanding shares of common stock entitled to vote at the Annual Meeting are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal. If this proposal is approved, the proposed amendment will only become effective if and when the Company’s board of directors determines to implement its provisions.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL

PROPOSAL 4:

RATIFICATION OF

SELECTION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors has selected the firm of Malone & Bailey, LLP as the registered independent public accounting firm for the Company for the year ending December 31, 2005.  If the stockholders ratify the selection of Malone & Bailey, LLP as the Company’s registered independent public accounting firm, Malone & Bailey, LLP also will be the registered independent public accounting firm for any subsidiaries of the Company.

Malone & Bailey, LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.   We have had no disagreements with prior accountants on any matter of accounting principal or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not solved to the satisfaction of the accountants would have caused them to make a reference thereto in their report on the financial statements for the fiscal years ending December 31, 2004 and December 31, 2003 and there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Harper & Pearson Company, P.C. on the consolidated financial statements of the Company for the fiscal years ended December 31, 2004 and December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle with the exception of the inclusion of a going concern statement due to our limited capital and liquidity.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF MALONE & BAILEY, LLP AS REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE COMPANY.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent auditors in connection with statutory and regulatory findings.  The Company paid audit fees of $13,882 and $5,300 to Harper & Pearson Company, P.C. for 2004 and 2003

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.  The Company incurred no audit-related fees in 2004 or 2003 with our independent public auditor.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.  The Company incurred no tax fees in 2004 or 2003 with our independent public auditor.

All Other Fees. All other fees consist of fees for products and services other than the services reported.  The Company incurred no other fees in 2004 or 2003 with our independent public auditor.

PROPOSAL 5

TRANSITION FROM USING AN OUTSIDE INVESTMENT ADVISOR

TO BEING A SELF-MANAGED FUND

On November 22, 2005, the Board of Directors recommended that the Corporation transition from using an outside investment advisor to manage the fund to operating as a self-managed Fund.  This means that the Corporation would be managed by its officers and directors directly and that we would no longer retain the services of an outside investment advisor nor incur fees related to an investment advisory agreement.  Our prior advisor has been Goldbridge Capital, LLC.  If this proposal is approved, they would no longer be acting as our investment advisor effective as of January 1, 2006.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO TRANSITION TO A SELF MANAGED FUND.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s 2004 Annual Report on Form 10-KSB for the year ended December 31, 2004. In addition included is the Form 10-Q for the quarter ended September 30, 2005.

SHAREHOLDER PROPOSALS

Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to American Enterprise Development Corporation, 1240 Blalock Rd., Ste. 150, Houston, Texas 77055, and must be received by August 31, 2006.  Upon receipt of such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law and the Bylaws of the Corporation.  It is suggested that shareholders forward such proposal by Certified Mail-Return Receipt Requested.   For the Current annual meeting, any shareholder Proposal submitted after December 12, 2005 at 3:15 p.m. shall be considered outside the process of Rule 14a-8 and will be considered untimely.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting.  If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.  The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

You are cordially invited to attend the Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ Jonathan Gilchrist

Jonathan Gilchrist
Corporate President

Houston, Texas

November 22, 2005

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